CONSENT OF SUTHERLAND ASBILL & BRENNAN LLP

    We consent to the reference to our firm in the Statement of Additional Information included in Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 for the Century II Heritage flexible premium survivorship variable universal life insurance contracts, issued through the Kansas City Life Variable Life Separate Account (File No. 333-69508). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                                 SUTHERLAND ASBILL & BRENNAN LLP

                                                 By: /s/ W. Thomas Conner
                                                     --------------------
                                                     W. Thomas Conner

Washington, D.C.
May 1, 2007